DEFINED CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2022
DEFINED CONTRIBUTION PLAN
DEFINED CONTRIBUTION PLAN

26.  DEFINED CONTRIBUTION PLAN

Full-time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance, unemployment insurance, maternity insurance, on-the-job injury insurance, and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. Total contributions by the Group for such employee benefits were RMB49,778 thousand, RMB110,997 thousand and RMB170,012 thousand for the years ended December 31, 2020, 2021 and 2022, respectively.

For the employees in Hong Kong, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognized as employee benefit expense when they are due. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in the future payments is available. Included in employee compensation and benefits expenses in the consolidated statements of comprehensive income were HK$1,414 thousand, HK$2,197 thousand and HK$2,568 thousand of plan contributions for the years ended December 31, 2020, 2021 and 2022, respectively.